Exhibit 10.71

December 31, 2014

Stem Cell Cayman Ltd.

c/o Campbells

4th Floor, Scotia Centre

Albert Panton Street

George Town, Grand Cayman

Cayman Islands

Gentlemen:

Reference is made to the Subscription Agreements, dated February 10, 2011, November 4, 2011, March 30, 2012 and March 26, 2013 (the “Agreements”), by and among Stem Cell Cayman Ltd. (“Cayman”), BioRestorative Therapies, Inc. (formerly Stem Cell Assurance, Inc.) (“BioRestorative”) and Westbury (Bermuda) Ltd. (the “Lender”) with respect to loans made by the Lender to Cayman in the amounts of $1,050,000, $1,000,000, $1,500,000 and $450,000, respectively (the “Principal Amounts”), evidenced by Promissory Notes, dated February 10, 2011, November 4, 2011, March 30, 2012 and March 27, 2013, as amended, in the respective Principal Amounts (the “Notes”), which provide, as amended, that the respective Principal Amounts are payable on December 31, 2014 (the “Maturity Date”).

The Lender agrees that Cayman and BioRestorative have performed all of their obligations under the Agreements and the Notes, and the Lender waives any and all defaults by Cayman and BioRestorative thereunder.

The parties agree that the Notes are hereby amended such that the Maturity Date for the payment of the respective Principal Amounts shall be June 30, 2015. No interest shall be payable on the Notes.

In consideration of the foregoing, BioRestorative hereby agrees to issue to the Lender four hundred fifty thousand (450,000) shares of common stock of BioRestorative (the “BioRestorative Shares”). The Lender hereby confirms that the representations and warranties made by it in the Agreements shall apply with equal force and effect to the BioRestorative Shares.

Each Note may only be amended further by a writing executed by Cayman and the Lender.

Except as modified herein, each Note shall continue in full force and effect in accordance with its terms.

Very truly yours,

WESTBURY (BERMUDA) LTD.

By:
Name:
Title:

Agreed:

STEM CELL CAYMAN LTD.

By:
Name:
Title:

BIORESTORATIVE THERAPIES, INC.

By:
Name:
Title: